Exhibit 99.1

ALTERRA CAPITAL REPORTS SECOND QUARTER 2012 RESULTS

Net Operating Income of $0.68 per Diluted Share

Diluted Book Value per Share Growth including Dividends of 4.2%

HAMILTON, BERMUDA, August 7, 2012—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $78.9 million, or $0.77 per diluted share, for the second quarter of 2012, compared to net income of $32.6 million, or $0.30 per diluted share, for the same quarter of 2011.

Net operating income for the second quarter of 2012 was $69.0 million, or $0.68 per diluted share, compared to net operating income of $39.6 million, or $0.37 per diluted share, for the same quarter of 2011. Annualized net operating return on average shareholders’ equity for the second quarter of 2012 was 9.7%.

For the six months ended June 30, 2012, Alterra reported net income of $158.0 million, or $1.54 per diluted share, compared to net loss of $14.1 million, or $0.13 per diluted share, for the same period of 2011. Net operating income for the six months ended June 30, 2012 was $136.7 million, or $1.33 per diluted share, compared to net operating income of $14.8 million, or $0.14 per diluted share, for the same period of 2011. Annualized net operating return on average shareholders’ equity for the six months ended June 30, 2012 was 9.6%.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “We are pleased to report another solid quarter for Alterra. Despite a challenging market environment, we achieved an annualized net operating return on equity close to 10% for the quarter, while continuing to maintain a conservative philosophy on our newer product lines and teams. While we would prefer to see rates increasing at a faster pace, we are pleased that overall firming continues. Over the last twelve months, we have supplemented our 7.7% operating return on equity with significant share repurchases at a discount to diluted book value, contributing to a 12.5% increase in diluted book value per share, including dividends, since June 30, 2011. We expect to continue to use share repurchases as an important capital management tool for maximizing shareholder value until rate increases enable us to more effectively deploy any excess capital in our underwriting operations.”

Second quarter 2012 results for Alterra include:

•	Property and casualty gross premiums written of $565.8 million, representing an increase of $2.8 million, or 0.5%, compared to the same quarter of 2011;

•

Net premiums written of $376.1 million, representing a decrease of $50.4 million, or 11.8%, compared to the same quarter of 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments;

•	A combined ratio on property and casualty business of 86.6%, compared to 93.7% for the same quarter of 2011;

•	A nominal level of property catastrophe event net losses, compared to net losses of $49.6 million, net of reinstatement premiums, in the same quarter of 2011;

•	Net favorable development on prior years’ loss reserves of $20.4 million, or 5.8 combined ratio points, compared to $48.5 million, or 13.9 combined ratio points, in the same quarter of 2011;

•	Net investment income of $54.7 million, compared to $59.7 million in the same quarter of 2011, a decrease of 8.3%; and

•

Income of $7.4 million from New Point Re IV Limited, a sidecar in which Alterra has an indirect 34.8% equity interest, consisting of fees and equity share earnings. Gross premiums written by New Point Re IV Limited were $4.1 million for the second quarter of 2012.

Gross premiums written and net premiums written from property and casualty underwriting for the second quarter of 2012 are shown in the following table, with the increase/decrease compared to the same quarter of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$125.3	(4.3)%	$72.1	(4.9)%	63.0%
Reinsurance	246.8	0.8%	193.7	(10.9)%	80.9%
U.S. Insurance	112.2	2.2%	60.7	(25.6)%	99.8%
Alterra at Lloyd’s	72.0	(0.6)%	44.9	(5.4)%	104.6%
Latin America	9.5	91.9%	4.8	9.1%	116.4%

Total	$565.8	0.5%	$376.1	(11.8)%	86.6%

Results for the six months ended June 30, 2012 include:

•	Property and casualty gross premiums written of $1,226.7 million, representing an increase of $36.3 million, or 3.0%, compared to the same period of 2011;

•

Net premiums written of $812.5 million, representing a decrease of $104.0 million, or 11.3%, compared to the same period of 2011. This decrease reflects increased property reinsurance premiums ceded in order to manage aggregate property exposures across all segments, and a decrease in net premiums written on the contract binding business in the U.S. insurance segment resulting from the sale of the renewal rights for this business in 2011;

•	A combined ratio on property and casualty business of 89.5%, compared to 103.5% for the same period of 2011;

•	A nominal level of property catastrophe event net losses, compared to net losses of $155.8 million, net of reinstatement premiums, in the same period of 2011;

•	Net favorable development on prior years’ loss reserves of $31.2 million, or 4.5 combined ratio points, compared to $78.7 million, or 10.8 combined ratio points, in the same period of 2011;

•	Net investment income of $113.4 million, compared to $117.4 million in the same period of 2011, a decrease of 3.4%; and

•

Income of $16.6 million from New Point Re IV Limited consisting of fees and equity share earnings. Gross premiums written by New Point Re IV Limited were $84.3 million for the first six months of 2012.

Gross premiums written and net premiums written from property and casualty underwriting for the six months ended June 30, 2012 are shown in the following table, with the increase/decrease compared to the same period of 2011:

Segment ($ in millions)	GPW	% Inc/(Dec)	NPW	% Inc/(Dec)	Combined Ratio
Global Insurance	$192.0	(1.4)%	$95.6	(5.5)%	57.7%
Reinsurance	565.2	(6.7)%	452.5	(16.6)%	86.9%
U.S. Insurance	216.5	15.4%	94.5	(22.0)%	101.5%
Alterra at Lloyd’s	218.2	21.0%	152.5	15.3%	106.5%
Latin America	34.8	57.7%	17.5	(10.0)%	116.3%

Total	$1,226.7	3.0%	$812.5	(11.3)%	89.5%

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,886.0 million as of June 30, 2012, an increase of $71.2 million from December 31, 2011. As of June 30, 2012, 96.4% of the fixed maturities portfolio (by carrying value) was investment-grade, an increase from 94.4% as of December 31, 2011. As of June 30, 2012, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.26%, and the weighted average duration was 4.1 years.

Under a Board-approved share repurchase authorization, Alterra repurchased 3,639,100 common shares during the second quarter of 2012 at an average price of $22.70 per share for a total of $82.6 million. Share repurchases under the Board-approved share repurchase authorization for the six months ended June 30, 2012 were 5,704,977 common shares at an average price of $23.01 per share for a total of $131.3 million. As of June 30, 2012, $123.0 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,851.7 million as of June 30, 2012, an increase of 1.5% from December 31, 2011. Diluted book value per share as of June 30, 2012 was $28.68. Including dividends declared, diluted book value per share growth for the second quarter of 2012 was 4.2%, and was 12.5% for the twelve months ended June 30, 2012. Not included in shareholders’ equity as of June 30, 2012 were $157.5 million of unrecognized gains on held-to-maturity securities, which represented $1.58 in unrecognized diluted book value per share.

Subsequent Event - Agriculture losses

Based on recent reports on U.S. current and expected crop conditions and crop prices and Alterra’s geographical spread of risk, Alterra estimates a net underwriting loss for the third quarter of 2012 on its agriculture reinsurance business in the range of $15 million to $25 million, pretax and net of reinsurance. Actual losses may vary materially from this estimate due to the inherent uncertainties in making such determinations resulting from several factors, including but not limited to, the preliminary nature of available information and the potential inaccuracies and inadequacies in the data provided by clients and brokers.

A copy of Alterra’s second quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Wednesday, August 8, 2012 at 11:00 am (EDT) to discuss these results and related matters. The conference call can be accessed via telephone by dialing 1-888-680-0892 (toll-free U.S.) or 1-617-213-4858 (international) and using access code 27125669. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. In particular, statements regarding future rate movements are forward looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Cash and cash equivalents	$763,957	$922,844
Fixed maturities, trading, at fair value	211,796	229,206
Fixed maturities, available for sale, at fair value	5,709,850	5,501,925
Fixed maturities, held to maturity, at amortized cost (fair value $991,538)	833,990	874,259
Other investments, at fair value	366,404	286,515
Accrued interest income	65,252	71,322
Premiums receivable	991,927	715,154
Losses and benefits recoverable from reinsurers	1,083,840	1,068,119
Deferred acquisition costs	170,904	145,850
Prepaid reinsurance premiums	326,014	212,238
Trades pending settlement	31,925	22,887
Goodwill and intangible assets	55,431	56,111
Other assets	85,296	79,417

Total assets	$10,696,586	$10,185,847

LIABILITIES
Property and casualty losses	$4,308,316	$4,216,538
Life and annuity benefits	1,148,304	1,190,697
Deposit liabilities	158,412	151,035
Funds withheld from reinsurers	93,510	112,469
Unearned property and casualty premiums	1,281,406	1,020,639
Reinsurance balances payable	260,351	134,354
Accounts payable and accrued expenses	116,575	110,380
Trades pending settlement	37,455	—
Senior notes	440,521	440,500

Total liabilities	7,844,850	7,376,612

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00 per share); 96,853,334 (2011—102,101,950) shares issued and outstanding	96,853	102,102
Additional paid-in capital	1,729,311	1,847,034
Accumulated other comprehensive income	202,229	166,957
Retained earnings	823,343	693,142

Total shareholders’ equity	2,851,736	2,809,235

Total liabilities and shareholders’ equity	$10,696,586	$10,185,847

Book value per share	$29.44	$27.51

Diluted book value per share	$28.68	$26.91

Diluted tangible book value per share [a]	$28.12	$26.37

Diluted shares outstanding	99,429,181	104,406,779

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES
Gross premiums written	$566,857	$563,907	$1,228,187	$1,191,755
Reinsurance premiums ceded	(189,879)	(136,626)	(414,341)	(273,983)

Net premiums written	$376,978	$427,281	$813,846	$917,772

Earned premiums	$496,839	$443,008	$974,706	$932,270
Earned premiums ceded	(146,061)	(94,067)	(285,753)	(203,442)

Net premiums earned	350,778	348,941	688,953	728,828
Net investment income	54,729	59,665	113,407	117,431
Net realized and unrealized gains (losses) on investments	13,481	(5,774)	38,974	(24,592)
Total other-than-temporary impairment losses	(420)	(187)	(5,887)	(1,311)
Portion of loss recognized in other comprehensive income (loss), before taxes	(150)	(166)	(52)	(71)

Net impairment losses recognized in earnings	(570)	(353)	(5,939)	(1,382)
Other income	1,928	591	7,290	1,906

Total revenues	420,346	403,070	842,685	822,191

LOSSES AND EXPENSES
Net losses and loss expenses	196,764	211,133	402,793	515,539
Claims and policy benefits	13,272	15,570	26,738	30,280
Acquisition costs	62,171	64,680	121,895	135,288
Interest expense	9,635	10,630	18,263	19,089
Net foreign exchange losses	25	3,090	(7)	2,212
General and administrative expenses	58,777	69,659	118,859	140,862

Total losses and expenses	340,644	374,762	688,541	843,270

INCOME (LOSS) BEFORE TAXES	79,702	28,308	154,144	(21,079)
Income tax expense (benefit)	762	(4,327)	(3,820)	(7,027)

NET INCOME (LOSS)	78,940	32,635	157,964	(14,052)
Holding gains on available for sale securities arising in period [a]	35,262	43,274	59,937	31,281
Net realized gains on available for sale securities included in net income[a]	(11,968)	(620)	(19,726)	(3,118)
Portion of other-than-temporary impairment losses recognized in other comprehensive income[a]	150	166	52	71
Foreign currency translation adjustment	(6,361)	165	(4,991)	5,038

Other comprehensive income (loss)	17,083	42,985	35,272	33,272

COMPREHENSIVE INCOME	$96,023	$75,620	$193,236	$19,220

Net income (loss) per share	$0.79	$0.31	$1.58	$(0.13)

Net income (loss) per diluted share	$0.77	$0.30	$1.54	$(0.13)

Net operating income per diluted share [b]	$0.68	$0.37	$1.33	$0.14

Weighted average common shares outstanding—basic	99,563,474	105,604,786	100,283,266	106,385,007

Weighted average common shares outstanding—diluted	101,957,882	107,111,909	102,556,070	106,385,007

[a]	Net of tax.
[b]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30,
	2012	2011
Common shares
Balance, beginning of period	$102,102	$110,963
Issuance of common shares, net	694	1,406
Repurchase of shares	(5,943)	(6,574)

Balance, end of period	96,853	105,795

Additional paid-in capital
Balance, beginning of period	1,847,034	2,026,045
Issuance of common shares, net	464	610
Stock based compensation expense	12,814	22,587
Repurchase of shares	(131,001)	(137,263)

Balance, end of period	1,729,311	1,911,979

Accumulated other comprehensive income
Unrealized holdings gains on investments:
Balance, beginning of period	204,301	118,197
Holding gains on available for sale fixed maturities arising in period, net of tax	59,937	31,281
Net realized gains on available for sale securities included in net income, net of tax	(19,726)	(3,118)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of tax	52	71

Balance, end of period	244,564	146,431

Cumulative foreign currency translation adjustment:
Balance, beginning of period	(37,344)	(19,251)
Foreign currency translation adjustment	(4,991)	5,038

Balance, end of period	(42,335)	(14,213)

Total accumulated other comprehensive income, end of period	202,229	132,218

Retained earnings
Balance, beginning of period	693,142	682,316
Net income (loss)	157,964	(14,052)
Dividends	(27,763)	(25,175)

Balance, end of period	823,343	643,089

Total shareholders’ equity	$2,851,736	$2,793,081

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASHFLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30,
	2012	2011
OPERATING ACTIVITIES
Net income (loss)	$157,964	$(14,052)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock based compensation	12,814	22,587
Amortization of premium on fixed maturities	13,088	9,801
Accretion of deposit liabilities	2,197	3,176
Net realized and unrealized (gains) losses on investments	(38,974)	24,592
Net impairment losses recognized in earnings	5,939	1,382
Changes in:
Accrued interest income	6,098	4,724
Premiums receivable	(266,262)	(278,695)
Losses and benefits recoverable from reinsurers	(16,937)	(99,028)
Deferred acquisition costs	(24,445)	(58,894)
Prepaid reinsurance premiums	(113,344)	(65,487)
Other assets	(9,935)	(8,544)
Property and casualty losses	90,385	304,109
Life and annuity benefits	(23,132)	(31,203)
Funds withheld from reinsurers	(18,959)	1,598
Unearned property and casualty premiums	257,868	293,029
Reinsurance balances payable	125,378	34,849
Accounts payable and accrued expenses	5,634	4,761

Cash provided by operating activities	165,377	148,705

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,216,292)	(1,165,503)
Sales of available for sale securities	551,740	709,314
Redemptions/maturities of available for sale securities	538,261	485,128
Purchases of trading securities	(77,881)	(28,065)
Sales of trading securities	72,756	24,563
Redemptions/maturities of trading securities	24,922	35,969
Purchases of held to maturity securities	—	(2,580)
Redemptions/maturities of held to maturity securities	21,679	18,251
Net (purchases) sales of other investments	(70,397)	17,365

Cash (used in) provided by investing activities	(155,212)	94,442

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,158	2,016
Repurchase of common shares	(136,944)	(143,837)
Dividends paid	(27,406)	(25,175)
Additions to deposit liabilities	482	583
Payments of deposit liabilities	(2,927)	(3,643)

Cash used in financing activities	(165,637)	(170,056)

Effect of exchange rate changes on foreign currency cash and cash equivalents	(3,415)	8,360
Net (decrease) increase in cash and cash equivalents	(158,887)	81,451
Cash and cash equivalents, beginning of period	922,844	905,606

CASH AND CASH EQUIVALENTS, END OF PERIOD	$763,957	$987,057

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Interest paid totaled $14,532 and $14,382 for the six months ended June 30, 2012 and 2011, respectively.

Income taxes paid totaled $4,868 and $165 for the six months ended June 30, 2012 and 2011, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA - THREE MONTHS ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
Gross premiums written	$125,276	$112,186	$246,838	$72,008	$9,495	$565,803	$1,054	$—	$566,857
Reinsurance premiums ceded	(53,224)	(51,524)	(53,185)	(27,068)	(4,723)	(189,724)	(155)	—	(189,879)

Net premiums written	$72,052	$60,662	$193,653	$44,940	$4,772	$376,079	$899	$—	$376,978

Earned premiums	$92,803	$100,300	$210,413	$69,330	$22,939	$495,785	$1,054	$—	$496,839
Earned premiums ceded	(45,367)	(44,490)	(29,097)	(23,108)	(3,844)	(145,906)	(155)	—	(146,061)

Net premiums earned	47,436	55,810	181,316	46,222	19,095	349,879	899	—	350,778
Net losses and loss expenses	(22,745)	(37,333)	(89,607)	(33,030)	(14,049)	(196,764)	—	—	(196,764)
Claims and policy benefits	—	—	—	—	—	—	(13,272)	—	(13,272)
Acquisition costs	(239)	(6,169)	(42,708)	(7,443)	(5,456)	(62,015)	(156)	—	(62,171)
General and administrative expenses	(6,913)	(12,215)	(14,339)	(7,856)	(2,722)	(44,045)	(119)	—	(44,164)
Other income	1	—	1,895	7	—	1,903	—	—	1,903

Underwriting income (loss)	$17,540	$93	$36,557	$(2,100)	$(3,132)	$48,958	n/a	—	n/a
Net investment income							13,466	41,263	54,729
Net realized and unrealized gains on investments								13,481	13,481
Net impairment losses recognized in earnings								(570)	(570)
Corporate other income								25	25
Interest expense								(9,635)	(9,635)
Net foreign exchange losses								(25)	(25)
Corporate general and administrative expenses								(14,613)	(14,613)

Income before taxes							$818	$29,926	$79,702

Loss ratio (a)	47.9%	66.9%	49.4%	71.5%	73.6%	56.2%
Acquisition cost ratio (b)	0.5%	11.1%	23.6%	16.1%	28.6%	17.7%
General and administrative expense ratio (c)	14.6%	21.9%	7.9%	17.0%	14.3%	12.6%

Combined ratio (d)	63.0%	99.8%	80.9%	104.6%	116.4%	86.6%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA - SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty						Life & Annuity Reinsurance	Corporate	Consolidated
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total
Gross premiums written	$192,047	$216,468	$565,192	$218,151	$34,835	$1,226,693	$1,494	$—	$1,228,187
Reinsurance premiums ceded	(96,475)	(122,018)	(112,678)	(65,658)	(17,339)	(414,168)	(173)	—	(414,341)

Net premiums written	$95,572	$94,450	$452,514	$152,493	$17,496	$812,525	$1,321	$—	$813,846

Earned premiums	$186,906	$196,541	$405,074	$142,229	$42,462	$973,212	$1,494	$—	$974,706
Earned premiums ceded	(92,500)	(84,946)	(55,850)	(43,157)	(9,127)	(285,580)	(173)	—	(285,753)

Net premiums earned	94,406	111,595	349,224	99,072	33,335	687,632	1,321	—	688,953
Net losses and loss expenses	(40,806)	(74,897)	(190,802)	(71,705)	(24,583)	(402,793)	—	—	(402,793)
Claims and policy benefits	—	—	—	—	—	—	(26,738)	—	(26,738)
Acquisition costs	(298)	(13,865)	(81,369)	(16,877)	(9,211)	(121,620)	(275)	—	(121,895)
General and administrative expenses	(13,394)	(24,472)	(31,391)	(16,951)	(4,981)	(91,189)	(153)	—	(91,342)
Other income	816	81	6,336	7	—	7,240	—	—	7,240

Underwriting income (loss)	$40,724	$(1,558)	$51,998	$(6,454)	$(5,440)	$79,270	n/a	—	n/a
Net investment income							28,242	85,165	113,407
Net realized and unrealized gains on investments								38,974	38,974
Net impairment losses recognized in earnings								(5,939)	(5,939)
Corporate other income								50	50
Interest expense								(18,263)	(18,263)
Net foreign exchange gains								7	7
Corporate general and administrative expenses								(27,517)	(27,517)

Income before taxes							$2,397	$72,477	$154,144

Loss ratio (a)	43.2%	67.1%	54.6%	72.4%	73.7%	58.6%
Acquisition cost ratio (b)	0.3%	12.4%	23.3%	17.0%	27.6%	17.7%
General and administrative expense ratio (c)	14.2%	21.9%	9.0%	17.1%	14.9%	13.3%

Combined ratio (d)	57.7%	101.5%	86.9%	106.5%	116.3%	89.5%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
n/a	Not applicable

Percentage totals may not add due to rounding.

Segment Re-presentation

Effective January 1, 2012, the Company redefined its operating and reporting segments. Reinsurance business written within Latin America, which was previously reported within the reinsurance or Alterra at Lloyd’s segments, has been reclassified to a new Latin America segment. In addition, business written by the Company’s recently incorporated Brazilian reinsurance company, Alterra Resseguradora do Brasil S.A. (“Alterra Brazil”), is included in the Latin America segment. Insurance business written by Alterra Insurance USA Inc., which was previously reported within the global insurance segment (formerly the insurance segment), has been reclassified to the U.S. insurance segment (formerly the U.S. specialty segment). Re-presented comparative financial information was filed on a Form 8-K on April 20, 2012.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA - THREE MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$130,909	$109,794	$244,899	$72,428	$4,947	$562,977	$930	$—	$563,907
Reinsurance premiums ceded	(55,133)	(28,227)	(27,675)	(24,918)	(572)	(136,525)	(101)	—	(136,626)

Net premiums written	$75,776	$81,567	$217,224	$47,510	$4,375	$426,452	$829	$—	$427,281

Earned premiums	$88,892	$82,244	$203,470	$58,117	$9,355	$442,078	$930	$—	$443,008
Earned premiums ceded	(43,286)	(23,835)	(11,815)	(14,540)	(490)	(93,966)	(101)	—	(94,067)

Net premiums earned	45,606	58,409	191,655	43,577	8,865	348,112	829	—	348,941
Net losses and loss expenses	(23,689)	(38,012)	(122,576)	(21,072)	(5,784)	(211,133)	—	—	(211,133)
Claims and policy benefits	—	—	—	—	—	—	(15,570)	—	(15,570)
Acquisition costs	1,117	(10,400)	(42,947)	(9,946)	(2,382)	(64,558)	(122)	—	(64,680)
General and administrative expenses	(6,774)	(11,374)	(21,647)	(7,773)	(3,053)	(50,621)	(259)	—	(50,880)
Other income	85	54	548	165	—	852	(23)	—	829

Underwriting income (loss)	$16,345	$(1,323)	$5,033	$4,951	$(2,354)	$22,652	n/a	—	n/a
Net investment income							12,545	47,120	59,665
Net realized and unrealized losses on investments							(1,299)	(4,475)	(5,774)
Net impairment losses recognized in earnings								(353)	(353)
Corporate other income								(238)	(238)
Interest expense								(10,630)	(10,630)
Net foreign exchange losses								(3,090)	(3,090)
Corporate general and administrative expenses								(18,779)	(18,779)

(Loss) income before taxes							$(3,899)	$9,555	$28,308

Loss ratio (a)	51.9%	65.1%	64.0%	48.4%	65.2%	60.7%
Acquisition cost ratio (b)	(2.4)%	17.8%	22.4%	22.8%	26.9%	18.5%
General and administrative expense ratio (c)	14.9%	19.5%	11.3%	17.8%	34.4%	14.5%

Combined ratio (d)	64.3%	102.4%	97.7%	89.0%	126.6%	93.7%

SCHEDULE OF SUPPLEMENTAL SEGMENT DATA - SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty
	Global Insurance	U.S. Insurance	Reinsurance	Alterra at Lloyd’s	Latin America	Total	Life & Annuity Reinsurance	Corporate	Consolidated
Gross premiums written	$194,804	$187,559	$605,626	$180,318	$22,083	$1,190,390	$1,365	$—	$1,191,755
Reinsurance premiums ceded	(93,657)	(66,544)	(62,927)	(48,097)	(2,637)	(273,862)	(121)	—	(273,983)

Net premiums written	$101,147	$121,015	$542,699	$132,221	$19,446	$916,528	$1,244	$—	$917,772

Earned premiums	$179,543	$163,714	$447,810	$121,281	$18,557	$930,905	$1,365	$—	$932,270
Earned premiums ceded	(84,065)	(51,636)	(31,716)	(35,120)	(784)	(203,321)	(121)	—	(203,442)

Net premiums earned	95,478	112,078	416,094	86,161	17,773	727,584	1,244	—	728,828
Net losses and loss expenses	(55,313)	(72,427)	(306,484)	(69,515)	(11,800)	(515,539)	—	—	(515,539)
Claims and policy benefits	—	—	—	—	—	—	(30,280)	—	(30,280)
Acquisition costs	853	(18,386)	(90,707)	(22,598)	(4,169)	(135,007)	(281)	—	(135,288)
General and administrative expenses	(14,726)	(22,644)	(43,919)	(16,026)	(5,509)	(102,824)	(436)	—	(103,260)
Other income	814	137	548	380	—	1,879	(23)	—	1,856

Underwriting income (loss)	$27,106	$(1,242)	$(24,468)	$(21,598)	$(3,705)	$(23,907)	n/a	—	n/a
Net investment income							24,888	92,543	117,431
Net realized and unrealized gains (losses) on investments							1,508	(26,100)	(24,592)
Net impairment losses recognized in earnings								(1,382)	(1,382)
Corporate other income								50	50
Interest expense								(19,089)	(19,089)
Net foreign exchange losses								(2,212)	(2,212)
Corporate general and administrative expenses								(37,602)	(37,602)

(Loss) income before taxes							$(3,380)	$6,208	$(21,079)

Loss ratio (a)	57.9%	64.6%	73.7%	80.7%	66.4%	70.9%
Acquisition cost ratio (b)	(0.9)%	16.4%	21.8%	26.2%	23.5%	18.6%
General and administrative expense ratio (c)	15.4%	20.2%	10.6%	18.6%	31.0%	14.1%

Combined ratio (d)	72.5%	101.2%	106.0%	125.5%	120.8%	103.5%

(a)	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
(b)	The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned.
(c)	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
(d)	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
n/a	Not applicable

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA - SIX MONTHS ENDED JUNE 30, 2012 (Unaudited)

(Expressed in thousands of United States Dollars)

		Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written [a]	Percentage of Total Gross Premiums Written [a]
Property & Casualty:
Global Insurance:
Aviation	S	$5,256	0.4%	0.5%	$5,230	0.4%
Excess Liability	L	56,621	4.6%	(0.6)%	56,936	4.8%
Professional Liability	L	83,873	6.8%	(3.5)%	86,931	7.3%
Property	S	46,297	3.8%	1.3%	45,707	3.8%

		192,047	15.6%	(1.4)%	194,804	16.3%

U.S. Insurance:
General/Excess Liability	L	58,350	4.8%	21.3%	48,111	4.0%
Marine	S	53,835	4.4%	26.7%	42,498	3.6%
Professional Liability	L	24,341	2.0%	60.9%	15,131	1.3%
Property	S	79,942	6.5%	(2.3)%	81,819	6.9%

		216,468	17.6%	15.4%	187,559	15.7%

Reinsurance:
Agriculture	S	22,803	1.9%	(22.7)%	29,498	2.5%
Auto	S	40,102	3.3%	(42.8)%	70,096	5.9%
Aviation	S	11,271	0.9%	n/m	984	0.1%
Credit/Surety	S	33,628	2.7%	44.5%	23,278	2.0%
General Casualty	L	36,689	3.0%	(2.1)%	37,472	3.1%
Marine & Energy	S	17,969	1.5%	13.2%	15,871	1.3%
Medical Malpractice	L	19,381	1.6%	(32.7)%	28,805	2.4%
Other	S	4,986	0.4%	133.0%	2,140	0.2%
Professional Liability	L	96,704	7.9%	(2.5)%	99,146	8.3%
Property	S	253,408	20.6%	4.6%	242,256	20.3%
Whole Account	S/L	1,599	0.1%	(95.5)%	35,338	3.0%
Workers’ Compensation	L	26,652	2.2%	28.5%	20,742	1.7%

		565,192	46.0%	(6.7)%	605,626	50.8%

Alterra at Lloyd’s:
Accident & Health	S	25,682	2.1%	17.1%	21,924	1.8%
Agriculture	S	20,983	1.7%	n/m	—	—
Aviation	S	5,706	0.5%	59.5%	3,577	0.3%
Financial Institutions	L	12,304	1.0%	(20.5)%	15,477	1.3%
International Casualty	L	57,691	4.7%	37.2%	42,052	3.5%
Marine	S	5,008	0.4%	n/m	—	—
Professional Liability	L	11,536	0.9%	(37.3)%	18,388	1.5%
Property	S	79,241	6.5%	0.4%	78,900	6.6%

		218,151	17.8%	21.0%	180,318	15.1%

Latin America:
Aviation	S	74	—	n/m	—	—
General Casualty	L	1,892	0.2%	60.3%	1,180	0.1%
Marine	S	2,036	0.2%	237.6%	603	0.1%
Property	S	25,345	2.1%	43.9%	17,616	1.5%
Surety	S	5,488	0.4%	104.5%	2,684	0.2%

		34,835	2.8%	57.7%	22,083	1.9%

Aggregate Property & Casualty		$1,226,693	99.9%	3.0%	$1,190,390	99.9%

Life & Annuity:
Annuity		$—	—	n/m	$607	0.1%
Life		1,494	0.1%	97.1%	758	0.1%

Aggregate Life & Annuity		$1,494	0.1%	9.5%	$1,365	0.1%

Aggregate Property & Casualty and Life & Annuity		$1,228,187	100.0%	3.1%	$1,191,755	100.0%

S = Short tail lines		$739,860	60.3%		$702,350	59.0%
L = Long tail lines		486,833	39.7%		488,040	41.0%

Aggregate Property & Casualty		$1,226,693			$1,190,390

Property [b]		$484,233	39.5%		$466,298	39.2%
Casualty [c]		486,034	39.6%		470,371	39.5%
Specialty [d]		256,426	20.9%		253,721	21.3%

Aggregate Property & Casualty		$1,226,693			$1,190,390

[a]	Comparative period has been re-presented to conform with the current period’s presentation.
[b]	Property includes property lines of business.
[c]	Casualty includes excess liability, financial institutions, general liability, international casualty, medical malpractice, professional liability and workers’ compensation lines of business.
[d]	Specialty includes accident & health, agriculture, auto, aviation, credit, energy, marine, other, surety and whole account lines of business.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (UNAUDITED)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income (loss) before tax	$79,702	$28,308	$154,144	$(21,079)
Net realized and unrealized (gains) losses on investments not included in operating income, before tax [a]	(10,177)	4,249	(21,728)	27,263
Foreign exchange losses (gains), before tax	25	3,090	(7)	2,212

Net operating income before tax	$69,550	$35,647	$132,409	$8,396

Net income (loss)	$78,940	$32,635	$157,964	$(14,052)
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(9,987)	4,711	(21,267)	27,313
Foreign exchange losses (gains), net of tax	7	2,212	(14)	1,572

Net operating income	$68,960	$39,558	$136,683	$14,833

Net income (loss) per diluted share	$0.77	$0.30	$1.54	$(0.13)
Net realized and unrealized (gains) losses on investments not included in operating income, net of tax [a]	(0.10)	0.04	(0.21)	0.26
Foreign exchange losses (gains), net of tax	—	0.02	—	0.01

Net operating income per diluted share	$0.68	$0.37	$1.33	$0.14

Weighted average shares outstanding - basic	99,563,474	105,604,786	100,283,266	106,385,007

Weighted average shares outstanding - diluted	101,957,882	107,111,909	102,556,070	106,385,007

[a]	Net realized and unrealized (gains) losses on investments not included in operating income includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments in run-off and changes in fair value of derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income (loss)	$78,940	$32,635	$157,964	$(14,052)
Annualized net income (loss)	315,760	130,540	315,928	(28,104)

Net operating income	$68,960	$39,558	$136,683	$14,833
Annualized net operating income	275,840	158,232	273,366	29,666

Average shareholders’ equity [b]	$2,851,499	$2,758,200	$2,840,874	$2,789,435

Annualized return on average shareholders’ equity	11.1%	4.7%	11.1%	(1.0)%
Annualized net operating return on average shareholders’ equity	9.7%	5.7%	9.6%	1.1%

[b]	Average shareholders equity is computed as the average of the quarterly average shareholders’ equity balances.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2012	December 31, 2011
Shareholders’ equity	$2,851,736	$2,809,235
Goodwill and intangible assets	55,431	56,111

Tangible book value	$2,796,305	$2,753,124

Diluted shares outstanding	99,429,181	104,406,779
Diluted tangible book value per share	$28.12	$26.37

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA - JUNE 30, 2012 (UNAUDITED)

(Expressed in thousands of United States Dollars)

Type of Investment	As of June 30, 2012	Investment Distribution	As of December 31, 2011	Investment Distribution
Cash and cash equivalents	$763,957	9.7%	$922,844	11.8%

U.S. government and agencies	$779,270	9.9%	$751,806	9.6%
Non-U.S. governments	217,341	2.8%	164,621	2.1%
Corporate securities	2,571,697	32.6%	2,646,358	33.9%
Municipal securities	281,884	3.6%	263,007	3.4%
Asset-backed securities	349,715	4.4%	247,965	3.2%
Residential mortgage-backed securities	1,322,785	16.8%	1,296,277	16.6%
Commercial mortgage-backed securities	398,954	5.1%	361,097	4.6%

Fixed maturities at fair value	$5,921,646	75.1%	$5,731,131	73.3%

U.S. government and agencies	$27,616	0.4%	$29,201	0.4%
Non-U.S. governments	509,819	6.5%	524,449	6.7%
Corporate securities	295,639	3.7%	319,609	4.1%
Asset-backed securities	916	—	1,000	—

Fixed maturities at amortized cost	$833,990	10.6%	$874,259	11.2%

Other investments	$366,404	4.6%	$286,515	3.7%

Total invested assets	$7,885,997	100.0%	$7,814,749	100.0%

Credit Rating	As of June 30, 2012	Ratings Distribution	As of December 31, 2011	Ratings Distribution
U.S. government and agencies [a]	$2,020,993	29.9%	$1,869,405	28.3%
AAA	1,179,378	17.5%	948,861	14.4%
AA	741,038	11.0%	883,783	13.4%
A	1,388,280	20.5%	1,378,361	20.9%
BBB	349,968	5.2%	281,983	4.3%
BB	57,532	0.9%	84,803	1.3%
B	139,370	2.1%	131,159	2.0%
CCC or lower	35,026	0.5%	53,157	0.8%
Not rated	10,061	0.1%	99,619	1.5%

Fixed maturities at fair value	$5,921,646	87.7%	$5,731,131	86.8%

U.S. government and agencies	$27,616	0.4%	$29,201	0.4%
AAA	575,679	8.5%	619,832	9.4%
AA	92,778	1.4%	82,511	1.2%
A	108,610	1.6%	117,600	1.8%
BBB	26,962	0.4%	24,117	0.4%
Not rated	2,345	—	998	—

Fixed maturities at amortized cost	$833,990	12.3%	$874,259	13.2%

Total fixed maturities	$6,755,636	100.0%	$6,605,390	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,241,723 (December 31, 2011: $1,117,599)

Percentage totals may not add due to rounding.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011

Net investment income	$54,729	$59,665	$113,407	$117,431

Realized and unrealized gains (losses) on trading fixed maturities	587	1,432	1,653	(395)
Net realized gains on available for sale fixed maturities	11,990	54	19,749	3,423
(Decrease) increase in fair value of hedge funds	(2,894)	(1,879)	785	1,288
Decrease in fair value of catastrophe bonds	—	(251)	—	(25,641)
(Decrease) increase in fair value of structured deposit	(655)	(1,284)	(290)	50
Income (loss) from equity method investments	5,583	(12)	10,510	(157)
(Decrease) increase in fair value of derivatives	(1,130)	(3,834)	6,567	(3,160)

Net realized and unrealized gains (losses) on investments	$13,481	$(5,774)	$38,974	$(24,592)

Net impairment losses recognized in earnings	$(570)	$(353)	$(5,939)	$(1,382)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill or Melissa Sheer, 1-212-521-4800

peter-hill@kekst.com / melissa-sheer@kekst.com